Exhibit 99.1

**For Immediate Release**

For more information, contact:
Victor Karpiak: (425) 255-4400
Scott Gaspard: (425) 254-2002

First Financial Northwest, Inc.
Announces Expected Provision for Loan Losses For First Quarter 2010

Renton, Washington - April 15, 2010 - First Financial Northwest, Inc. (the “Company") (Nasdaq GS: FFNW), the holding company for First Savings Bank Northwest (the “Bank"), announced today that it expects to report a net loss for the first quarter of 2010 of approximately $17 million to $19 million.  The primary reasons for this net loss include the provision for loan losses and an additional valuation allowance related to our deferred tax asset.  We anticipate recording approximately $12 million to $14 million in provision for loan losses for the first quarter of 2010 and adding an additional deferred tax asset valuation allowance of approximately $7 million to $9 million.  The increase in our provision for loan losses was primarily due to continued decreases in updated appraised values of real estate collateral securing our nonperforming loans.  We expect to report our results for the quarter ended March 31, 2010 on or about April 28, 2010.

"Our focus remains to reduce our troubled loans and nonperforming assets.  With the addition of our special assets group, we believe that we have the expertise and the staff to work towards our goal throughout the year," stated Mr. Karpiak.

First Financial Northwest, Inc. is the parent company of First Savings Bank Northwest, a Washington chartered stock savings bank headquartered in Renton, Washington serving the Puget Sound Region through its full-service banking office. We are a part of the ABA NASDAQ Community Bank Index as well as the Russell 3000 Index. For additional information about us, please visit our website at http://www.fsbnw.com/ and click on the "Investor Relations" section.

Forward-looking statements:

Certain matters discussed in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: the possibility that after the Company has finalized its financial statements for the quarter ended March 31, 2010, the Company's actual reported operating results will be materially different than the anticipated results reflected in the statements made in this press release, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan losses not being adequate to cover actual losses, and require us to materially increase our reserves; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes and other properties and fluctuations in real estate values in our market areas; results of examinations of us by the Office of Thrift Supervision and our bank subsidiary by the Federal Deposit Insurance Corporation, the Washington State Department of Financial Institutions, Division of Banks or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; our ability to control operating costs and expenses; the use of estimates in determining the fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; legislative or regulatory changes that adversely affect our business including changes in regulatory polices and principles, including the interpretation of regulatory capital or other rules; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; the economic impact of war or any terrorist activities; other economic, competitive, governmental, regulatory, and technological factors affecting our operations; pricing, products and services; and other risks detailed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009. Any of the forward-looking statements that we make in this Press Release and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed in any forward-looking statements made by or on our behalf.

Such forward-looking statements may include projections.  Such projections were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants or the SEC regarding projections and forecasts nor have such projections been audited, examined or otherwise reviewed by independent auditors of the Company.  In addition, such projections are based upon many estimates and inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of management of the Company.  Accordingly, actual results may be materially higher or lower than those projected.  The inclusion of such projections herein should not be regarded as a representation by the Company that the projections will prove to be correct.  The Company does not undertake to update any forward-looking statement that may be made on behalf of the Company.  Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements.

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